Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

RSBY	Return Stacked® Bonds & Futures Yield ETF

RSBT	Return Stacked® Bonds & Managed Futures ETF

RSBA	Return Stacked® Bonds & Merger Arbitrage ETF

RSSB	Return Stacked® Global Stocks & Bonds ETF

RSSY	Return Stacked® U.S. Stocks & Futures Yield ETF

RSST	Return Stacked® U.S. Stocks & Managed Futures ETF

     (the “Funds”)

Each listed on Cboe BZX Exchange, Inc.

October 14, 2025

Supplement to the

Summary Prospectuses, Prospectus and

Statement of Additional Information (“SAI”),

each dated May 30, 2025

Effective immediately, Steven Braun no longer serves as portfolio manager to the Funds. Accordingly, effective immediately, all references to Steven Braun in the Summary Prospectuses, Prospectus and SAI are deleted in their entirety.

Please retain this Supplement for future reference.

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